UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549


                          ______________


                            FORM 8-K

                          CURRENT REPORT

                   Pursuant to Section 13 or 15(d)
                of The Securities Exchange Act of 1934

                          ______________



            Date of Report (Date of earliest event reported):
                           January 30, 2004



                          CAMBEX CORPORATION
       (Exact name of registrant as specified in its charter)


Massachusetts	                O-6933             04-2442959
(State or other                (Commission        (IRS Employer
jurisdiction of                File Number)     Identification No.)
incorporation)




                             115 Flanders Road
                        Westborough, Massachusetts 01581
            (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (508) 983-1200

Item 5. Other Events and Regulation FD Disclosure.

On January 30, 2004, Super PC Memory, Inc., a wholly-owned subsidiary of Cambex Corporation, entered into an agreement with Silicon Mountain Memory Incorporated, a privately-held company, pursuant to which Silicon Mountain Memory Incorporated purchased a portion of Super PC Memory's customer information and rights to do business with said customers with respect to Wintel products. The press release attached as Exhibit 99.1 includes the details of the announcement. The agreement is attached as Exhibit 99.2.



Item 7. Exhibits.

(c) Exhibits.


99.1 Press Release Dated February 3, 2004

99.2 Purchase Agreement dated January 30, 2004 by and between Silicon Mountain Memory Incorporated and Super PC Memory, Inc.

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

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             CAMBEX CORPORATION
                             (Registrant)


Date: February 5, 2004       /s/ Joseph F. Kruy
                             Joseph F. Kruy
                             President and Chief Executive Officer



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

                                 EXHIBIT INDEX

Exhibit                                           Sequential
Number      Description                          Page Number

99.1 Press Release Dated February , 2004                5

99.2 Purchase Agreement dated January 30, 2004
     by and between Silicon Mountain Memory
     Incorporated and Super PC Memory, Inc.             8







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